UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 17, 2005

Date of Report (Date of earliest event reported)

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer of Identification Number)

Amgen Inc. One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR2 40.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 17, 2005, the Compensation and Management Development Committee of the Board of Directors (the “Compensation Committee”) of Amgen Inc. (the “Company”) approved the amendment and restatement of the Amgen Retirement and Savings Plan (As Amended and Restated Effective as of January 1, 2003) (the “Retirement and Savings Plan”), an amendment to the Amgen Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”) and an amendment to the Amgen Supplemental Retirement Plan (the “Supplemental Retirement Plan”).

In addition, the Compensation Committee approved amendments to (and restatement of) the forms of grant of stock option agreements for grants of such stock options under the Amgen Inc. Amended and Restated 1991 Equity Incentive Plan (the “1991 Plan”), the Amgen Inc. Amended and Restated 1997 Equity Incentive Plan (formerly known as the Tularik Inc. 1997 Equity Incentive Plan, the “Acquired 1997 Plan”) and the Amgen Inc. Amended and Restated 1999 Equity Incentive Plan (formerly known as the Immunex Corporation 1999 Stock Option Plan, the “1999 Plan,” and together with the 1991 Plan and the Acquired 1997 Plan, the “ Equity Plans”). The Compensation Committee also approved amendments to (and restatements of) the forms of restricted stock unit agreements for grants of such units to the Company’s employees under the 1991 Plan and the Acquired 1997 Plan.

A description of the amendment and restatement and the amendments, as the case may be, to each plan and the forms of stock option and restricted stock unit agreements follows below.

Amendment and Restatement of the Retirement and Savings Plan

The Retirement and Savings Plan is amended and restated effective January 1, 2006, except as otherwise stated therein, to incorporate amendments to the plan since its most recent amendment and restatement and to provide, among other things, that participants may roll after-tax contributions from other qualified plans into the plan and that the plan’s mandatory cash-out limit has been lowered to $1,000. Further, the amendment and restatement provides that rollover contributions will now be included in determining whether an account balance is valued at $1,000 for purposes of the mandatory cash out limit. The amendment and restatement incorporates the plan’s matching contribution formula (previously set by resolution of the Compensation Committee) of 100% of the first 5% of compensation that a participant elects to contribute to the plan and, as the plan is a safe harbor plan for nondiscrimination testing purposes, the amendment and restatement deletes all references to actual deferral percentage and average contribution percentage testing in compliance with the recently issued Treasury Regulations under Internal Revenue Code Sections 401(k)/401(m). The loan provisions have been revised to reflect certain ongoing administrative practices and to incorporate new changes. Among these changes are a limit of two loans per participant, the suspension of loan repayments for a period of up to one year if a participant is on a bona fide leave of absence and a prohibition on future loans for any participant who defaults on a plan loan. Finally, the hardship withdrawal provisions have been updated in accordance with the final 401(k)/401(m) regulations (including adding new safe harbor reasons for a hardship distribution) and military differential pay has been added to the definition of eligible compensation for purposes of the plan. The form of this plan as amended and restated is filed with this report as Exhibit 10.1.

First Amendment to the Deferred Compensation Plan

The First Amendment to the Deferred Compensation Plan, effective as of January 1, 2002, clarifies the consistent intent and plan interpretation that members of the Company’s Board of Directors are eligible to participate in the plan. Since its adoption, the plan document has explicitly included members of the Board of Directors amongst those eligible to participate and this amendment incorporates into the plan the terms and conditions of such Board participation disclosed in the Company’s prior filings with the Securities and Exchange Commission that had previously been a part of administrative practice. The form of this amendment is filed with this report as Exhibit 10.2.

First Amendment to the Supplemental Retirement Plan

The First Amendment to the Supplemental Retirement Plan, effective as of January 1, 2005, provides that a termination distribution will be made in a lump sum payment as soon as administratively practicable after the first day of the plan year following the plan year in which the participant terminated employment, or such later date as may be required by applicable law. The form of this amendment is filed with this report as Exhibit 10.3.

Amended and Restated Forms of Stock Option Grant Agreements and Restricted Stock Unit Agreements

The amended and restated forms of stock option grant agreements and restricted stock unit agreements provide for varying vesting schedules of awards of stock options or restricted stock units as may be authorized by the Compensation Committee or other authorized Board committee.

The forms of the amended and restated stock option grant agreements and the restricted stock unit agreements for the 1991 Plan and the Acquired 1997 Plan are filed with this report as Exhibit 10.4 and 10.5, respectively. The forms of the amended and restated stock option grant agreements for the 1999 Plan are filed with this report as Exhibit 10.6

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description

10.1	Amendment and Restatement of Amgen Retirement and Savings Plan, effective January 1, 2006.

10.2	First Amendment to the Amgen Nonqualified Deferred Compensation Plan, effective as of January 1, 2002.

10.3	First Amendment to the Amgen Supplemental Retirement Plan, effective as of January 1, 2005.

10.4	Forms of the Amended and Restated Stock Option Grant Agreements and Restricted Stock Unit Agreements (amended and restated effective October 17, 2005) for the 1991 Equity Incentive Plan.

10.5	Forms of the Amended and Restated Stock Option Grant Agreements and Restricted Stock Unit Agreements (amended and restated effective October 17, 2005) for the 1997 Equity Incentive Plan.

10.6	Forms of the Amended and Restated Stock Option Grant Agreements (amended and restated effective October 17, 2005) for the 1999 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: October 19, 2005	By:	/s/ Brian McNamee
	Name:	Brian McNamee
	Title:	Senior Vice President, Human Resources

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Amendment and Restatement of Amgen Retirement and Savings Plan, effective January 1, 2006.

10.2	First Amendment to the Amgen Nonqualified Deferred Compensation Plan, effective January 1, 2002.

10.3	First Amendment to the Amgen Supplemental Retirement Plan, effective January 1, 2005.

10.4	Forms of the Amended and Restated Stock Option Grant Agreements and Restricted Stock Unit Agreements (amended and restated effective October 17, 2005) for the 1991 Equity Incentive Plan.

10.5	Forms of the Amended and Restated Stock Option Grant Agreements and Restricted Stock Unit Agreements (amended and restated effective October 17, 2005) for the 1997 Equity Incentive Plan.

10.6	Forms of the Amended and Restated Stock Option Grant Agreements (amended and restated effective October 17, 2005) for the 1999 Equity Incentive Plan.